UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025

Brightwood Capital Corporation I

(Exact Name of Registrant as Specified in its Charter)

maryland	814-01563	88-1977273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 26th Floor

New York, New York 10019

(Address of Principal Executive Offices, Zip Code)

(646) 957-9525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of December 18, 2025, BCCI SPV-1, LLC (“BCCI SPV”), a wholly owned subsidiary of Brightwood Capital Corporation I (the “Corporation”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Credit Agreement dated as of March 30, 2025, among BCCI SPV, as borrower, Brightwood Capital Advisors, LLC, as servicer, each of the lenders from time to time party thereto, KeyBank National Association, as administrative agent and syndication agent, U.S. National Bank Association, as collateral custodian, U.S. Bank Trust Company, National Association, as paying agent (the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Fifth Amendment amends the Credit Agreement to (i) change the period of time within which an Applicable Prepayment Premium may be due; (ii) extend the Commitment Termination Date to December 18, 2028; (iii) increase the Facility Amount to $350,000,000; (iv) reduce the Applicable Margin over the Benchmark to 2.15% from 2.75%; and (v) revise the definition of “Rolling Six-Month Default Ratio Test” numerator to include any of the five preceding Settlement Periods.

The description above is only a summary of the material provisions of the Fifth Amendment and the Credit Agreement and is qualified in its entirety by reference to copies of the Fifth Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1*	Fifth Amendment to Credit Agreement, dated as of December 18, 2025, by and among BCCI SPV-1, LLC, as Borrower, Brightwood Capital Advisors, LLC, as Servicer, and KeyBank National Association, as Administrative Agreement for the Secured Parties and Syndication Agent.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brightwood Capital Corporation I

Dated: December 23, 2025	By:	/s/ Martina Brosnahan
	Name:	Martina Brosnahan
	Title:	Secretary